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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 13, 2002




                        Crown Cork & Seal Company, Inc.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  1-2227                   23-1526444
       --------------                --------                 ------------
      (State or other               (Commission              (I.R.S.Employer
       jurisdiction of               File Number)           Identification No.)
        incorporation)





       One Crown Way, Philadelphia, PA                          19154-4599
      ---------------------------------                        ------------
   (Address of principal executive offices)                     (Zip Code)



                                  215-698-5100
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               Registrant's telephone number, including area code





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

99.1 Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2 Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9. Regulation FD Disclosure

     On November 13, 2002, as accompanying correspondence to Crown Cork & Seal Company, Inc.'s Quarterly Report on Form 10-Q for the period ending September 30, 2002, certifications of John W. Conway, Chief Executive Officer, and Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 were furnished to the Securities and Exchange Commission.

Copies of the certifications are filed herewith as Exhibits 99.1 and 99.2.


Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CROWN CORK & SEAL COMPANY, INC.
                                                     (Registrant)


November 15, 2002                         By: /s/ Thomas A. Kelly
                                              --------------------------
                                              Vice President and
                                              Corporate Controller




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                                 Exhibit Index


Exhibit No.             Description
----------              -----------

99.1 Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2 Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002